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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15 (D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

          DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) JULY 1, 2003


                              MEGO FINANCIAL CORP.
                   -------------------------------------------

             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


         NEW YORK                  1-8645               13-5629885
     (STATE OR OTHER            (COMMISSION            (IRS EMPLOYER
      JURISDICTION OF           FILE  NUMBER)        IDENTIFICATION NO.)
        FORMATION)



       2280 CORPORATE CIRCLE, HENDERSON, NV                 89074
       (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)           (ZIP CODE)


        REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (702) 992-3001



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Item 5. Other Events and Regulation FD Disclosure


The Company has been notified by Nasdaq that a determination has been made to delist the Company's securities from The Nasdaq Stock Market effective with the open of business on Tuesday, July 1, 2003. Also, according to Nasdaq, the Company's securities will not be immediately eligible to trade on the OTC Bulletin Board since the Company is not current in all of its periodic reporting requirements pursuant to Section 13(a) or 15(d) of the Exchange Act. Although the Company's securities are not immediately eligible for quotation on the OTC Bulletin Board, they may become eligible if a market maker makes application to register in and quote the security in accordance with SEC Rule 15c2-11, and such application (a Form 211) is cleared.




                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            MEGO FINANCIAL CORP.



                                            By:  /s/ Michael H. Greco
                                            -----------------------------------
                                            Michael H. Greco
                                            CEO and President
Dated:  July 1, 2003

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